UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 25, 2022
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2022 annual meeting of shareholders on May 25, 2022. The matters voted upon at the meeting and the results of such voting are set forth below.

	1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at the later of our annual meeting of shareholders in 2023 or upon a successor being elected and qualified, as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	291,850,672	8,704,765	853,409	75,352,475
	Julie H. Edwards	279,709,438	20,572,767	1,126,641	75,352,475
	John W. Gibson	N/A	N/A	N/A	N/A
	Mark W. Helderman	290,931,307	9,497,963	979,576	75,352,475
	Randall J. Larson	298,211,424	2,244,791	952,631	75,352,475
	Steven J. Malcolm	289,900,277	10,558,957	949,611	75,352,475
	Jim W. Mogg	287,246,800	13,186,585	975,461	75,352,475
	Pattye L. Moore	282,270,217	18,303,923	834,706	75,352,475
	Pierce H. Norton II	294,917,058	5,663,175	828,613	75,352,475
	Eduardo A. Rodriguez	283,381,859	16,840,455	1,186,532	75,352,475
	Gerald B. Smith	291,496,593	8,963,516	948,737	75,352,475

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2022, was ratified by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain
		371,139,600	4,392,141	1,229,581

	3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2022 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		282,116,077	16,816,999	2,475,770	75,352,475

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 31, 2022	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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